SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                January 8, 1997
                Date of Report (Date of earliest event reported)

                             DATAMARK HOLDING, INC.
             (Exact name of Registrant as specified in its charter)

   Delaware                     000-20771                87-0422824
(State or other             (Commission File          (IRS Employer
 jurisdiction of                Number)                Identification No.)
 Incorporation)

                        488 E Winchester St., Suite 100
                           Salt Lake City, Utah 84107
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (801-268-2202)
              (Registrant's telephone number, including area code)


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Item 7.   Financial Statements and Exhibits.

     (a) The Registrant's Form 8-K dated January 8, 1997 indicated that the historical financial statements of Sisna, Inc. ("Sisna") required by Article 3, Rule 3-05 of Regulation S-X would be filed by amendment. Upon examination, following the original filing, of Sisna's financial statements, the Registrant has determined that Sisna did not meet the significance tests of Article 1, Rule 1-02, and that therefore no financial statements are required to be filed. The acquisition will be reflected in the Registrant's Form 10-Q for the quarter ending March 31, 1997.

     (b) The Registrant's Form 8-K dated January 8, 1997 indicated that pro forma financial information of the acquired business required by Article 11 of Regulation S-X would be filed by amendment. Upon examination, following the original filing, of Sisna's financial statements, the Registrant has determined that Sisna did not meet the significance tests of Article 1, Rule 1-02, and that therefore no pro forma financial information is required to be filed. The acquisition will be reflected in the Registrant's Form 10-Q for the quarter ending March 31, 1997.

                                       2


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DATAMARK HOLDING, INC.

Date March 21, 1997             By /S/Chad Evans
                                   -----------------------------
                                   Chad Evans,
                                   CEO and Principal Executive Officer